Putnam
Tax-Free
Insured Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-03


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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It is pleasing to note that Putnam Tax-Free Insured Fund once again turned in positive performance during the six months ended January 31, 2003. Although the fund's results came in below those for its benchmark index, they were in line with its Lipper peer group average. Please see page 7 for complete performance details.

As the fund's management team explains in its report on the following pages, a shift in investor sentiment midway through the semiannual period took some of the luster off high-quality fixed-income securities as investors began to favor lower-rated bonds and equities. Despite this change in psychology, insured municipal bonds continued to show solid performance for the remainder of the period.

Such fluctuations are a normal part of investing, and investors who continue to seek the relative safety and tax-exempt benefits of insured municipal bonds will still find them in your fund. Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as we look back on one of the most challenging periods in recent investment history.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
March 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam
Tax Exempt Fixed-Income Team

During the first half of its fiscal year -- the six months ending January 31, 2003 -- Putnam Tax-Free Insured Fund delivered solid returns. The fund's class A shares at net asset value underperformed the fund's benchmark index, the Lehman Municipal Bond Index, which returned 3.16% during the period. This underperformance was primarily due to the fact that the index was more concentrated in shorter-maturity bonds, which performed better as interest rates fell than the longer-term insured bonds held by the fund. The fund's class A shares at net asset value matched the average return for the fund's Lipper peer group average at 2.71%.

These results should be considered in the context of a market environment that was turbulent for both stocks and bonds, but generally much more favorable for bonds, which outperformed stocks by a wide margin.

Total return for 6 months ended 1/31/03

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
   2.71%   -2.16%    2.37%   -2.55%    2.30%    1.31%    2.56%   -0.77%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKET EXPERIENCED SIGNIFICANT SHIFT  AT PERIOD'S MIDPOINT

The municipal-bond market experienced a turning point at the end of September 2002. In the summer and early fall, a number of factors contributed to a highly risk-averse environment in the market. These factors included media reports of alleged corporate malfeasance, the prospect of war in Iraq, poor earnings, high default rates for issuers of lower-rated bonds, and a significant weakening in the economy. In response, investors flocked to shorter-maturity and higher-quality bonds, such as AAA-rated insured municipals and U.S. Treasuries. The increased demand drove up prices for these bonds while their yields fell to extraordinarily low levels. The yield on the 10-year Treasury bond, a widely followed bellwether, reached a low of 3.57% on October 9 -- the lowest it had been since the 1950s.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities           18.9%

Transportation      16.3%

Water and sewer     14.7%

Health care          9.1%

Housing              4.1%

Footnote reads:
*Based on net assets as of 1/31/03. Holdings will vary over time.


As the calendar fourth quarter of 2002 approached, investor sentiment changed. The fourth quarter of any year has, historically, tended to be strong for equities and lower-rated bond sectors. This trend, along with a sense that the economy would begin to improve in 2003 and the realization that high-quality bond yields were at historical lows, contributed to a sharp rise in insured municipal-bond yields in October. Since bond prices move in the opposite direction of their yields, this rise in yields caused a corresponding decline in prices. Yields subsequently fell again toward the end of the month and were generally volatile for the remainder of the period. Despite the October yield increase, yields of shorter and intermediate-maturity bonds generally fell much more than yields of longer-maturity bonds over the course of the six-month period, which caused a steepening in the yield curve, which is a graphic representation of bond yields across the full range of maturities. A steepening occurs when the difference between short-term bond yields and long-term bond yields increases.

A significant market event occurred in early November when the California Department of Water Resources issued several billion dollars in municipal bonds to reimburse the state for its purchases of electric power a few years ago. Interest payments on these bonds are serviced by a surcharge on electric utility rates. The bonds are AAA-rated and insured, and were, in our opinion, inexpensive at issuance, owing to the enormous size of the issue. In general, the issuance of these bonds represented a significant influx of supply into the municipal market, which contributed to the decline in municipal-bond valuations, especially in comparison to Treasury bonds, during the period.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 99.8%

VMIGI -- 0.2%

Footnote reads:
*As a percentage of market value as of 1/31/03. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HOW FUND STRATEGIES AFFECTED PERFORMANCE

When the yield curve steepened, from July through the end of September 2002, we took advantage of the market conditions to sell many of the fund's intermediate-maturity bonds, which had become highly valued. We used the proceeds to purchase bonds on the very short and long ends of the yield curve (known as a "barbell" strategy). By the end of the bond rally, in early October, this positioning had begun to benefit the fund because insured municipal-bond yields -- especially those in the intermediate-maturity part of the yield curve -- rose dramatically during the first three weeks of that month. These yield increases meant that the prices of these bonds were falling. The fund's barbell positioning helped to reduce the impact of these price declines on the fund's NAV. We maintained this barbell structure through January 2003, when the long end of the yield curve began to flatten.

Fund Profile

Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax. The fund invests in bonds that are insured as to timely payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and bonds that are rated AAA (or the equivalent), which is the highest credit rating available.

The fund's underperformance of its benchmark index, the Lehman Municipal Bond Index, was due to differences in composition between the two, and the way in which each was affected by the change in the yield curve. Generally speaking, the Lehman index is heavily concentrated in bonds with short maturities, while the fund tends to hold longer-maturity bonds. As a result, the index benefited more when short rates fell, which enabled it to outperform the fund.

As interest rates fell, the risk of bonds being called generally increased. Most bonds have a call feature, allowing the issuer to "call" the bond on a certain date, and issuers will typically call a bond if interest rates decline significantly (similar to a borrower refinancing a home mortgage). When call risk increases, bonds paying a higher interest rate typically do not perform as well because investors anticipate a growing likelihood that the bonds will be redeemed. We responded to the decline in rates by reducing the fund's exposure to bonds that we felt were at risk of being called and replacing them with bonds that we felt had more favorable call characteristics.

We sold many of the fund's California general obligation (GO) bonds prior to the large Water Resources Department issuance because we believed that the huge influx of supply into the marketplace, along with the general decline in the state's economy, would depress the prices of these GOs (which, in fact, did occur). Later in the period, we acquired a significant position in the attractively valued California Water Resource Bonds when they were issued. These bonds represented approximately 4% of the fund's net assets as of January 31, 2003.

Finally, toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were extremely high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were essentially getting the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, the situation created an opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts.

This strategy can benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but it may more than compensate for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a loss on the Treasury contracts, but may make a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more normal level as municipal supply moderates and demand increases.

* TEAM EXPECTS TO MAINTAIN NEUTRAL POSITION IN A WAIT-AND-SEE ENVIRONMENT

As we look ahead in 2003, a great deal of uncertainty remains, with the threat of war, mixed corporate profit results, and rising energy costs (though with still little effect on inflation). The general consensus among economists, and at Putnam, is that growth may increase toward the latter part of 2003. If this were to occur, bond yields would start to move upward, and bond prices would start to fall.

"By all measures, 2002 was another great year for bond funds, especially when compared with their stock counterparts. There is also reason to think that what went up last year won't necessarily go down this year."

-- The Wall Street Journal, January 6, 2003

Currently, the fund has a neutral duration position, meaning that we are not positioning the fund to have a significantly large or small sensitivity to changes in interest rates (duration is a measure of a fund's sensitivity to interest-rate movements). We are reversing the barbell maturity structure that we had employed in the fall of 2002 and are returning the fund to a more "bulleted" portfolio composition (this term refers to the fund owning a range of maturities spread across the intermediate part of the yield curve). We believe that these strategies are appropriate for the current environment, but we will remain vigilant about market and economic changes and make adjustments to the portfolio as we believe conditions warrant.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/03, there is no guarantee the fund will continue to hold these securities in the future. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Jerome Jacobs, and Joyce Dragone.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended January 31, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy.

TOTAL RETURN FOR PERIODS ENDED 1/31/03

                    Class A         Class B         Class C         Class M
(inception dates)  (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         2.71%  -2.16%   2.37%  -2.55%   2.30%   1.31%   2.56%  -0.77%
------------------------------------------------------------------------------
1 year           7.00    1.89    6.31    1.31    6.14    5.14    6.67    3.21
------------------------------------------------------------------------------
5 years         27.03   20.98   25.10   23.15   22.00   22.00   25.41   21.36
Annual average   4.90    3.88    4.58    4.25    4.06    4.06    4.63    3.95
------------------------------------------------------------------------------
10 years        75.04   66.70   69.08   69.08   62.45   62.45   69.42   63.95
Annual average   5.76    5.24    5.39    5.39    4.97    4.97    5.41    5.07
------------------------------------------------------------------------------
Annual average
(life of fund)   7.29    6.99    7.08    7.08    6.76    6.76    7.09    6.89
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/03

                                                      Lipper Insured
                                 Lehman Municipal     Municipal Debt
                                    Bond Index        Funds category*
------------------------------------------------------------------------------
6 months                              3.16%               2.71%
------------------------------------------------------------------------------
1 year                                7.47                6.54
------------------------------------------------------------------------------
5 years                              32.50               25.22
Annual average                        5.79                4.59
------------------------------------------------------------------------------
10 years                             88.72               74.40
Annual average                        6.56                5.70
------------------------------------------------------------------------------
Annual average
(life of fund)                        8.21                7.53
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

*Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/03, there were 49, 49, 42, and 21 funds in this Lipper category, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/03

                    Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               6             6             6             6
------------------------------------------------------------------------------
Income 1            $0.301779     $0.251177     $0.239583     $0.279102
------------------------------------------------------------------------------
Capital gains 1
  Long-term          0.317400      0.317400      0.317400      0.317400
------------------------------------------------------------------------------
  Short-term         0.046100      0.046100      0.046100      0.046100
------------------------------------------------------------------------------
  Total             $0.665279     $0.614677     $0.603083     $0.642602
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV        NAV     POP
------------------------------------------------------------------------------
7/31/02           $15.46  $16.23    $15.48        $15.49     $15.50  $16.02
------------------------------------------------------------------------------
1/31/03            15.21   15.97     15.23         15.24      15.25   15.76
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              3.90%   3.71%     3.24%         3.09%      3.60%   3.48%
------------------------------------------------------------------------------
Taxable
equivalent 3        6.35    6.04      5.28          5.03       5.86    5.67
------------------------------------------------------------------------------
Current
30-day SEC
yield 4             3.19    3.03      2.53          2.38       2.89    2.79
------------------------------------------------------------------------------
Taxable
equivalent 3        5.20    4.93      4.12          3.88       4.71    4.54
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002 and 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines..

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         4.47%  -0.46%   4.13%  -0.87%   4.05%   3.05%   4.31%   0.89%
------------------------------------------------------------------------------
1 year           9.62    4.44    8.93    3.93    8.74    7.74    9.28    5.74
------------------------------------------------------------------------------
5 years         28.71   22.62   26.92   24.94   23.69   23.69   27.14   23.01
Annual average   5.18    4.16    4.88    4.55    4.34    4.34    4.92    4.23
------------------------------------------------------------------------------
10 years        77.73   69.32   71.78   71.78   65.03   65.03   72.07   66.48
Annual average   5.92    5.41    5.56    5.56    5.14    5.14    5.58    5.23
------------------------------------------------------------------------------
Annual average
(life of fund)   7.35    7.05    7.14    7.14    6.82    6.82    7.15    6.95
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2003 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.1%) (a)
PRINCIPAL AMOUNT                                                                     RATING(RAT)              VALUE
Alabama (2.2%)
-------------------------------------------------------------------------------------------------------------------
         $3,000,000 Alabama A&M U. Rev. Bonds, MBIA, 6 1/2s, 11/1/25                      Aaa            $3,457,500
          7,500,000 Jefferson Cnty., Swr. Rev. Bonds, FGIC, 5 3/4s, 2/1/38                Aaa             8,681,250
                                                                                                      -------------
                                                                                                         12,138,750

Alaska (2.3%)
-------------------------------------------------------------------------------------------------------------------
                    AK State Hsg. Fin. Corp. Rev. Bonds
          6,000,000 Ser. A, MBIA, 5.9s, 12/1/19                                           Aaa             6,225,000
          6,105,000 4.4s, 12/1/31                                                         Aaa             6,372,094
                                                                                                      -------------
                                                                                                         12,597,094

Arizona (2.5%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 AZ School Fac. Board COP, Ser. A, MBIA, 5s, 9/1/12                    Aaa             8,250,000
                    AZ State Trans. Board Rev. Bonds, Ser. B
          2,250,000 5 1/4s, 7/1/15                                                        AAA             2,460,938
          1,000,000 5 1/4s, 7/1/14                                                        AAA             1,102,500
          1,810,000 Maricopa Cnty. Unified School Dist. No. 11 - Peoria
                    G.O. Bonds, FSA, 5s, 7/1/15                                           Aaa             1,968,375
                                                                                                      -------------
                                                                                                         13,781,813

California (8.8%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Beverly Hills, Pub. Fin. Auth. IFB, MBIA, 9.792s, 6/1/15              Aaa             1,380,756
          4,500,000 CA Poll. Control Fin. Auth. Indl. Dev. Rev. Bonds
                    (Pacific Gas & Electric), Ser. A, MBIA, 5.35s, 12/1/16                AAA             4,781,250
         20,000,000 CA State Dept. of Wtr. Resources Rev. Bonds,
                    Ser. A, AMBAC, 5 1/2s, 5/1/13                                         Aaa            22,425,000
          3,000,000 CA Statewide Cmnty. Dev. Auth. COP (Motion
                    Picture & TV Fund), AMBAC, 5.35s, 1/1/24                              Aaa             3,116,250
          7,000,000 San Diego Cnty., Wtr. Auth. COP, FGIC, 5.681s, 4/23/08                Aaa             8,050,000
          3,680,000 Santa Ana, Fin. Auth. Lease Rev. Bonds (Police Admin.
                    & Hldg. Fac.), Ser. A, MBIA, 6 1/4s, 7/1/17                           Aaa             4,434,400
          1,100,000 Southern CA Pub. Pwr. Auth. IFB, FGIC, 9.07s, 7/1/12                  Aaa             1,180,586
          2,800,000 Southern CA Pub. Pwr. Auth. Rev. Bonds, FGIC,
                    5.35s, 7/1/12                                                         AAA             2,902,564
                                                                                                      -------------
                                                                                                         48,270,806

Colorado (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,102,000 CO Hlth. Fac. Auth. Rev. Bonds (Cmnty. Provider
                    Pooled Loan Program), Ser. A, FSA, 7 1/4s, 7/15/17                    Aaa             1,120,040
          5,000,000 Denver, City & Cnty. Arpt. Rev. Bonds, MBIA,
                    5 1/2s, 11/15/25                                                      Aaa             5,206,250
          4,000,000 Weld Cnty. School Dist. G.O. Bonds, FSA,
                    5 1/2s, 12/1/19                                                       Aaa             4,350,000
                                                                                                      -------------
                                                                                                         10,676,290

Delaware (2.1%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Delaware Valley, Regl. Fin. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 8/1/28                                                 Aaa            11,602,500

District of Columbia (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 DC COP, AMBAC, 5 1/4s, 1/1/09                                         Aaa             1,088,750
          3,000,000 DC G.O. Bonds, Ser. A, FSA, 5 7/8s, 6/1/05                            Aaa             3,285,000
          9,000,000 DC Convention Ctr. Auth. Dedicated Tax Rev. Bonds,
                    AMBAC, 4 3/4s, 10/1/28                                                Aaa             8,730,000
                                                                                                      -------------
                                                                                                         13,103,750

Florida (5.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Dade Cnty. Rev. Bonds, MBIA, 5 1/4s, 10/1/30                          Aaa             1,070,000
            950,000 FL Hsg. Fin. Agcy. Rev. Bonds (Home Ownership Dev.
                    Program Class B), Ser. 1987 G2, 8.595s, 11/1/18                       AAA               997,500
         13,675,000 Hernando Cnty., Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                              Aaa            18,409,969
          5,000,000 Orlando & Orange Cnty., Expressway Auth.
                    Rev. Bonds, FGIC, 8 1/4s, 7/1/14                                      Aaa             6,862,500
          3,960,000 Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             5,138,100
                                                                                                      -------------
                                                                                                         32,478,069

Georgia (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s, 1/1/30               Aaa             8,330,000
            415,000 GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y, AMBAC,
                    6.4s, 1/1/13                                                          AAA               505,263
                                                                                                      -------------
                                                                                                          8,835,263

Idaho (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,100,000 Idaho Hlth. Fac. Auth. VRDN (St. Lukes Med. Ctr.),
                    FSA, 1s, 7/1/30                                                       VMIG1           1,100,000

Illinois (11.7%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39                    Aaa             5,857,500
          1,500,000 Chicago, Board of Ed. G.O. Bonds, Ser. A, MBIA,
                    5 1/4s, 12/1/19                                                       Aaa             1,588,125
          3,000,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, FSA,
                    5s, 1/1/07                                                            Aaa             3,251,250
                    Chicago, O'Hare Intl. Arpt. Rev. Bonds, Ser. E, AMBAC
          2,625,000 5s, 1/1/06                                                            Aaa             2,815,313
          2,535,000 5s, 1/1/05                                                            Aaa             2,674,425
            190,000 Chicago, Res. Recvy. Mtge. Rev. Bonds, Ser. B, MBIA,
                    zero %, 10/1/09                                                       Aaa               119,463
          9,500,000 Chicago, Waste Wtr. Rev. Bonds, MBIA, 5 1/2s, 1/1/30                  Aaa            10,366,875
          2,150,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             2,429,500
          4,000,000 Cook Cnty. G.O. Bonds, Ser. D, AMBAC,
                    5 1/4s, 11/15/21                                                      Aaa             4,175,000
          1,000,000 Du Page Cnty., Cmnty. High School Dist. G.O. Bonds
                    (Dist. No. 108 - Lake Park), FSA, 5.6s, 1/1/20                        Aaa             1,086,250
          5,000,000 IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19                          Aaa             5,293,750
          3,000,000 IL State G.O. Bonds, FGIC, 6s, 11/1/26                                Aaa             3,528,750
         10,000,000 Metropolitan Pier & Exposition Auth. Rev. Bonds,
                    Ser. A, MBIA, zero %, 6/15/32                                         Aaa             1,962,500
                    Regl. Trans. Auth. Rev. Bonds
          5,000,000 Ser. A, AMBAC, 8s, 6/1/17                                             Aaa             6,762,500
          7,220,000 Ser. B, MBIA, 5 3/4s, 6/1/33                                          Aaa             8,248,850
          3,900,000 Regl. Trans. Auth. G.O. Bonds, FSA, 5 3/4s, 6/1/15                    Aaa             4,499,625
                                                                                                      -------------
                                                                                                         64,659,676

Indiana (6.3%)
-------------------------------------------------------------------------------------------------------------------
          6,605,000 Center Grove, Bldg. Rev. Bonds, AMBAC,
                    5 1/2s, 1/15/26                                                       Aaa             6,910,481
          1,000,000 Evansville Vanderburgh Pub. Leasing Corp. Rev. Bonds
                    (1st Mtge.), MBIA, 5 3/4s, 7/15/18                                    Aaa             1,115,000
          5,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                    Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                            AAA             4,806,250
          3,135,000 IN Bond Bk. Rev. Bonds, AMBAC, 5s, 2/1/06                             Aaa             3,413,231
          3,500,000 IN Ed. Fac. Fin. Auth. Rev. Bonds (Butler U. Project),
                    MBIA, 5 1/2s, 2/1/26                                                  Aaa             3,657,500
          7,500,000 IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                    (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                              Aaa             9,440,625
          5,000,000 Marion Cnty., Indl. Convention & Recreation Fac.
                    Auth. Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/13                       Aaa             5,061,400
                                                                                                      -------------
                                                                                                         34,404,487

Iowa (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,700,000 IA Fin. Auth. Rev. Bonds (Mtge. Backed Securities
                    Program), Ser. B, GNMA/FNMA Coll., 4.7s, 7/1/23                       Aaa             4,876,250

Louisiana (1.4%)
-------------------------------------------------------------------------------------------------------------------
            268,544 East Baton Rouge, Mtge. Fin. Auth. Rev. Bonds
                    (Single Fam.), Ser. B, GNMA Coll., 8 1/4s, 2/25/11                    AAA               270,222
          3,000,000 LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19                          Aaa             3,221,250
          4,000,000 LA State U. & Agriculture & Mechanical College
                    Rev. Bonds, MBIA, 5 1/2s, 7/1/26                                      Aaa             4,245,000
                                                                                                      -------------
                                                                                                          7,736,472

Massachusetts (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Harvard Pilgrim Hlth.), Ser. A, FSA, 5s, 7/1/14                      Aaa             4,713,750
          9,570,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds
                    (Metropolitan Hwy. Syst.), Ser. A, AMBAC,
                    4 3/4s, 1/1/34                                                        Aaa             9,258,975
                                                                                                      -------------
                                                                                                         13,972,725

Michigan (3.1%)
-------------------------------------------------------------------------------------------------------------------
            720,000 Detroit, Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20                     AAA               757,800
            500,000 Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum
                    Hlth. Care), Ser. A, MBIA, 5 1/2s, 1/15/17                            Aaa               544,375
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Mercy
                    Hlth. Svcs.), Ser. A, AMBAC, 6s, 8/15/34                              Aaa             5,500,000
                    MI State Strategic Fund Ltd. Rev. Bonds,
                    (Detroit Edison Co.), AMBAC
          4,000,000 7s, 5/1/21                                                            Aaa             5,160,000
          3,500,000 4.85s, 9/1/30                                                         Aaa             3,775,625
          1,065,000 St. Joseph School Dist. G.O. Bonds, 5 1/2s, 5/1/18                    Aaa             1,148,869
                                                                                                      -------------
                                                                                                         16,886,669

Minnesota (3.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/4s, 1/1/16                                         Aaa            16,500,000

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    MS Dev. Bk. Special Obligation Rev. Bonds
                    (Waste Wtr. & Solid Waste Mgt.), Ser. A, FSA
          1,855,000 5 3/8s, 2/1/19                                                        Aaa             1,984,850
          1,755,000 5 3/8s, 2/1/18                                                        Aaa             1,888,819
                                                                                                      -------------
                                                                                                          3,873,669

Nebraska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 NE Investment Fin. Auth. Rev. Bonds, MBIA,
                    6.66s, 12/8/16                                                        Aaa             6,113,940

Nevada (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Clark County Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20                 Aaa             4,145,000
          3,350,000 Nevada State G.O. Bonds, MBIA, 4 3/4s, 5/15/26                        Aaa             3,249,500
                                                                                                      -------------
                                                                                                          7,394,500

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 NH State Tpk. Syst. Rev. Bonds, FGIC, 6.806s, 11/1/17                 Aaa             5,875,000

New Mexico (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Albuquerque, Arpt. Rev. Bonds, AMBAC, 5s, 7/1/07                      Aaa             1,095,000
            155,000 NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                    Ser. C, FGIC, 8 1/2s, 7/1/07                                          Aaa               155,085
                                                                                                      -------------
                                                                                                          1,250,085

New York (5.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A, FSA,
                    5s, 11/15/30                                                          Aaa             3,015,000
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds
                    (Nassau Hlth. Care Corp.), FSA
          4,610,000 6s, 8/1/13                                                            Aaa             5,313,025
          2,285,000 6s, 8/1/12                                                            Aaa             2,616,325
          9,750,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Niagara Mohawk Pwr. Corp.), Ser. A,
                    FGIC, 7.2s, 7/1/29                                                    Aaa            10,676,250
          6,000,000 Triborough Bridge & Tunnel Auth. Rev. Bonds, MBIA,
                    5s, 11/15/32                                                          Aaa             6,015,000
                                                                                                      -------------
                                                                                                         27,635,600

North Carolina (2.6%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Metropolitan Pier & Exposition Auth. Rev. Bonds
                    (McCormack Place Expansion Project), FGIC,
                    5 1/2s, 12/15/24                                                      Aaa             6,307,500
          8,000,000 NC State Muni. Pwr. Agcy. No. 1 Rev. Bonds
                    (NC Muni. Pwr. Agcy.), MBIA, 5.6s, 1/1/20                             Aaa             8,180,000
                                                                                                      -------------
                                                                                                         14,487,500

Ohio (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,765,000 Cleveland, Wtr. Wks. Rev. Bonds, Ser. J, FSA, 5s, 1/1/06              Aaa             7,348,481
          1,535,000 Morley Library Dist. G.O. Bonds (Lake Cnty.
                    Dist. Library), AMBAC, 5 1/4s, 12/1/19                                Aaa             1,636,694
             45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                13,838
                                                                                                      -------------
                                                                                                          8,999,013

Oklahoma (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK City Arpt. Trust Rev. Bonds, Ser. A, FSA,
                    5 1/4s, 7/1/21                                                        AAA             3,060,000

Pennsylvania (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    Philadelphia School Dist. G.O. Bonds, Ser. A, FSA
          2,000,000 5 1/2s, 2/1/18                                                        Aaa             2,172,500
          6,400,000 5 1/2s, 2/1/31                                                        Aaa             6,720,000
          6,000,000 Philadelphia, Regl. Port Auth. Lease Rev. Bonds
                    (Kidder Special MLD), MBIA, 6.2s, 9/1/13                              Aaa             6,253,080
                                                                                                      -------------
                                                                                                         15,145,580

Puerto Rico (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA,
                    5 1/4s, 7/1/14                                                        Aaa             4,480,000

South Carolina (1.9%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds, AMBAC,
                    5.45s, 8/1/15                                                         Aaa             7,191,800
          3,500,000 SC State Pub. Svcs. Auth. Rev. Bonds, Ser. B, FSA,
                    5 1/8s, 1/1/37                                                        Aaa             3,548,125
                                                                                                      -------------
                                                                                                         10,739,925

Tennessee (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,840,000 Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Ft. Sanders Alliance), MBIA, 5 3/4s, 1/1/14                          Aaa             5,493,400
          1,285,000 Putnam Cnty. G.O. Bonds, FGIC, 5 1/4s, 4/1/15                         Aaa             1,419,925
                                                                                                      -------------
                                                                                                          6,913,325

Texas (9.3%)
-------------------------------------------------------------------------------------------------------------------
          2,100,000 Austin Rev. Bonds, MBIA, 5 1/4s, 5/15/19                              Aaa             2,289,000
          5,195,000 Austin, Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                    6.1s, 11/15/11                                                        Aaa             5,792,425
          2,500,000 Dallas Indpt. School Dist. G.O. Bonds, PSFG,
                    5 1/4s, 2/15/19                                                       Aaa             2,637,500
          1,000,000 Duncanville Indpt. School Dist. G.O. Bonds, Ser. B,
                    PSFG, 5 1/4s, 2/15/32                                                 Aaa             1,022,500
          5,280,000 Houston, Arpt. Syst. Rev. Bonds, FSA, 5s, 7/1/21                      Aaa             5,332,800
          1,500,000 Houston, Indpt. School Dist. G.O. Bonds, Ser. A,
                    6.3s, 8/15/14                                                         Aaa             1,800,000
          9,250,000 Houston, Wtr. & Swr. Rev. Bonds, Ser. A, FSA,
                    5 3/4s, 12/1/32                                                       Aaa            10,464,063
          3,500,000 Red River Poll. Control Rev. Bonds, AMBAC,
                    5.2s, 7/1/11                                                                          3,670,625
          5,000,000 Rio Grande Valley Hlth. Fac. Dev. Corp. Rev. Bonds,
                    MBIA, 6.4s, 8/1/12                                                    Aaa             5,123,000
          4,000,000 San Antonio Wtr. Rev. Bonds, FSA, 5 1/2s, 5/15/20                     Aaa             4,295,000
                    Trinity River Auth. Rev. Bonds, FSA
          1,240,000 4 1/4s, 2/1/11                                                        Aaa             1,284,950
          1,185,000 4s, 2/1/10                                                            Aaa             1,223,513
          2,500,000 TX State Tax G.O. Bonds, FSA, 5s, 10/1/11                             AAA             2,734,375
          3,150,000 Victoria G.O. Bonds, FGIC, 5 1/2s, 8/15/20                            Aaa             3,374,438
                                                                                                      -------------
                                                                                                         51,044,189

Utah (3.3%)
-------------------------------------------------------------------------------------------------------------------
                    UT State Pwr. Supply Rev. Bonds (Intermountain
                    Pwr. Agcy.), Ser. A, MBIA
          7,900,000 6.15s, 7/1/14 (prerefunded)                                           Aaa             9,252,875
          4,500,000 6.15s, 7/1/14                                                         Aaa             5,135,625
          3,905,000 UT State Housing Fin. Agcy. Single Family Mtge.
                    Rev. Bonds, FHA Insd., 6s, 1/1/31                                     Aaa             4,046,556
                                                                                                      -------------
                                                                                                         18,435,056

Washington (6.7%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Port of Seattle Rev. Bonds, Ser. A, FGIC, 5 1/2s, 10/1/22             Aaa            10,525,000
          6,060,000 Tacoma, Elec. Syst. Rev. Bonds, AMBAC, 5 3/8s, 1/1/12                 Aaa             6,537,225
                    WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,000,000 (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             7,657,500
          5,000,000 (Nuclear No. 1), Ser. A, AMBAC, 5.7s, 7/1/09                          Aaa             5,618,750
          6,400,000 WA State, Poll. Control Rev. Bonds, MBIA, 5.4s, 7/1/12                AAA             6,605,948
                                                                                                      -------------
                                                                                                         36,944,423
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $517,333,617)                                              $546,012,419
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $550,882,927.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at January 31, 2003.

      The fund had the following industry group concentrations greater than 10% at January 31, 2003 (as a percentage of net assets):

            Utilities         18.9%
            Transportation    16.3
            Water and sewer   14.7

      The fund had the following insurance concentrations greater than 10% at January 31, 2003 (as a percentage of net assets):

            MBIA              28.8%
            AMBAC             28.5
            FSA               18.7
            FGIC              16.4

------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2003 (Unaudited)
                                     Aggregate Face  Expiration  Unrealized
                      Market Value       Value         Date     Depreciation
------------------------------------------------------------------------------
US Treasury Note
10yr (Short)          $66,772,266     $65,866,359     Mar-03     $(905,907)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$517,333,617) (Note 1)                                                         $546,012,419
-------------------------------------------------------------------------------------------
Cash                                                                                786,691
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,495,017
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              472,493
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       25,012
-------------------------------------------------------------------------------------------
Total assets                                                                    552,791,632

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                54,844
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               785,248
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          503,041
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        234,209
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           53,823
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        39,324
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,256
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              192,332
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               44,628
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,908,705
-------------------------------------------------------------------------------------------
Net assets                                                                     $550,882,927

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $523,890,805
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (405,924)
-------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments (Note 1)               (374,849)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       27,772,895
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $550,882,927

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($381,155,677 divided by 25,058,180 shares)                                          $15.21
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $15.21)*                              $15.97
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($154,371,434 divided by 10,133,252 shares)**                                        $15.23
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,319,870 divided by 874,186 shares)**                                            $15.24
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,035,946 divided by 133,481 shares)                                               $15.25
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.25)***                            $15.76
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended January 31, 2003 (Unaudited)
Interest income:                                                                $12,906,355
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,397,689
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      273,103
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,927
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,421
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               374,706
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               718,863
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                64,746
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,481
-------------------------------------------------------------------------------------------
Other                                                                               102,398
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,953,334
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (28,515)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,924,819
-------------------------------------------------------------------------------------------
Net investment income                                                             9,981,536
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                 6,192,188
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Notes 1)                                      (213,088)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, swap contracts
and futures contracts during the period                                          (1,810,016)
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,169,084
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $14,150,620
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       January 31               July 31
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $9,981,536           $22,524,584
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        5,979,100            14,091,133
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (1,810,016)           (4,723,797)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   14,150,620            31,891,920
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                                     --               (22,214)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (12,299)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                  (750)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (108)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                             (7,200,530)          (14,826,726)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,702,932)           (7,029,484)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (197,016)             (393,775)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (38,879)              (72,597)
-------------------------------------------------------------------------------------------------------
 From net realized gain on investments
   Class A                                                             (8,695,648)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,821,714)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                               (311,013)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                (50,798)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      10,816,010             8,830,656
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            1,948,100            18,364,623

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   548,934,827           530,570,204
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $405,924
and $248,103, respectively)                                          $550,882,927          $548,934,827
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                          Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.46       $15.18       $14.52       $14.72       $15.40       $15.50
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .30          .67          .71          .73          .72          .74(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11          .27          .66         (.20)        (.56)        (.04)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .41          .94         1.37          .53          .16          .70
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.30)        (.66)        (.71)        (.73)        (.72)        (.73)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --         (.12)        (.07)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.66)        (.66)        (.71)        (.73)        (.84)        (.80)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.21       $15.46       $15.18       $14.52       $14.72       $15.40
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.71*        6.38         9.63         3.86         0.96         4.63
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $381,156     $363,096     $322,302     $260,637     $243,845     $230,283
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .82          .83          .81          .94          .94
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.91*        4.39         4.74         5.15         4.65         4.80
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.54*       54.72        36.91        22.45        35.60        40.38
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.48       $15.20       $14.54       $14.74       $15.42       $15.52
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .25          .59          .65          .68          .72          .77(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11          .27          .66         (.20)        (.56)        (.04)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .36          .86         1.31          .48          .16          .73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.58)        (.65)        (.68)        (.72)        (.76)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --         (.12)        (.07)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.61)        (.58)        (.65)        (.68)        (.84)        (.83)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.23       $15.48       $15.20       $14.54       $14.74       $15.42
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.37*        5.81         9.18         3.44         1.00         4.83
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $154,371     $171,801     $196,934     $238,508     $327,920     $336,286
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.35         1.23         1.21          .90          .74
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.58*        3.86         4.34         4.75         4.69         5.00
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.54*       54.72        36.91        22.45        35.60        40.38
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                            January 31                                        July 26, 1999+
operating performance               (Unaudited)            Year ended July 31            to July 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.49       $15.21       $14.53       $14.72       $14.83
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .24          .55          .59          .62          .01
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11          .27          .68         (.19)        (.11)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .35          .82         1.27          .43         (.10)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.54)        (.59)        (.62)        (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.60)        (.54)        (.59)        (.62)        (.01)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.24       $15.49       $15.21       $14.53       $14.72
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.30*        5.53         8.89         3.11        (0.66)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,320      $11,885       $9,638       $1,123           $1
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .82*        1.62         1.63         1.61          .03*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.51*        3.58         3.88         4.33          .08*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.54*       54.72        36.91        22.45        35.60
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.50       $15.22       $14.56       $14.76       $15.39       $15.50
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .27          .62          .66          .69          .66          .69(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12          .28          .67         (.20)        (.51)        (.04)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .39          .90         1.33          .49          .15          .65
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.28)        (.62)        (.67)        (.69)        (.66)        (.69)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --         (.12)        (.07)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.64)        (.62)        (.67)        (.69)        (.78)        (.76)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.25       $15.50       $15.22       $14.56       $14.76       $15.39
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.56*        6.05         9.28         3.55         0.91         4.24
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,036       $2,154       $1,696       $2,692       $1,866       $1,835
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .57*        1.12         1.13         1.11         1.24         1.24
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.76*        4.08         4.45         4.82         4.35         4.50
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.54*       54.72        36.91        22.45        35.60        40.38
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after the fund's portfolio.

D) Total return swap contracts The fund may engage in total return swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its market exposure the fund may enter into total return swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after the fund's portfolio.

E) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. A portion of the payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after the fund's portfolio.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2003, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $517,333,617, resulting in gross unrealized appreciation and depreciation of $30,206,646 and $1,527,844, respectively, or net unrealized appreciation of $28,678,802.

H) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2003, the fund's expenses were reduced by $28,515 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,006 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter received net commissions of $17,947 and $58 from the sale of class A and class M shares, respectively, and received $141,910 and $136 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter received $5,086 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $156,413,306 and $113,494,260, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,526,497         $54,346,842
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               311,295           4,812,573
---------------------------------------------------------------------------
                                             3,837,792          59,159,415

Shares repurchased                          (2,266,957)        (35,090,151)
---------------------------------------------------------------------------
Net increase                                 1,570,835         $24,069,264
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,287,000         $80,564,387
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               627,697           9,555,417
---------------------------------------------------------------------------
                                             5,914,697          90,119,804

Shares repurchased                          (3,655,278)        (55,541,228)
---------------------------------------------------------------------------
Net increase                                 2,259,419         $34,578,576
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,147,129         $17,754,773
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               100,319           1,553,481
---------------------------------------------------------------------------
                                             1,247,448          19,308,254

Shares repurchased                          (2,211,426)        (34,129,150)
---------------------------------------------------------------------------
Net decrease                                  (963,978)       $(14,820,896)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,981,921         $30,282,305
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               257,484           3,925,681
---------------------------------------------------------------------------
                                             2,239,405          34,207,986

Shares repurchased                          (4,095,145)        (62,470,374)
---------------------------------------------------------------------------
Net decrease                                (1,855,740)       $(28,262,388)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    321,468          $5,005,415
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,336             144,574
---------------------------------------------------------------------------
                                               330,804           5,149,989

Shares repurchased                            (224,103)         (3,500,544)
---------------------------------------------------------------------------
Net increase                                   106,701          $1,649,445
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    631,077          $9,635,108
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                22,172             337,912
---------------------------------------------------------------------------
                                               653,249           9,973,020

Shares repurchased                            (519,632)         (7,877,353)
---------------------------------------------------------------------------
Net increase                                   133,617          $2,095,667
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     10,097            $156,459
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,070              32,089
---------------------------------------------------------------------------
                                                12,167             188,548

Shares repurchased                             (17,625)           (270,351)
---------------------------------------------------------------------------
Net decrease                                    (5,458)           $(81,803)
---------------------------------------------------------------------------

                                                 Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     49,056            $748,766
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,733              56,984
---------------------------------------------------------------------------
                                                52,789             805,750

Shares repurchased                             (25,256)           (386,949)
---------------------------------------------------------------------------
Net increase                                    27,533            $418,801
---------------------------------------------------------------------------


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[GRAPHIC OMITTED: PHOTO OF SAMUEL PUTNAM]


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com

SA043-88598  035/438/629/849  3/03